Exhibit 99.1
For Immediate Release

Contact:	Roy Lobo	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.506.4073	1.650.506.5158
	investor_us@oracle.com	deborah.hellinger@oracle.com
ORACLE REPORTS Q2 GAAP EPS OF 25 CENTS, NON-GAAP EPS OF 34 CENTS
Strengthening US Dollar Reduces GAAP EPS by 4 Cents and Reduces Non-GAAP EPS by 3 Cents
REDWOOD SHORES, Calif., December 18, 2008 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2009 Q2 GAAP earnings per share were $0.25, in line with GAAP earnings per share in Q2 of last year. Second quarter GAAP total revenues were up 6% to $5.6 billion, while quarterly GAAP net income was down 1% to $1.3 billion. GAAP software revenues were up 8% to $4.5 billion with new software license revenues down 3% to $1.6 billion. GAAP software license updates and product support revenues were up 14% to $2.9 billion. GAAP services revenues were down 2% to $1.1 billion. GAAP operating income was up 11% to $2.0 billion and GAAP operating margin was up 166 basis points to 35%. GAAP operating cash flow on a trailing twelve month basis was $8.1 billion, up 16%.
     Without the $0.04 per share impact of the US dollar strengthening compared to foreign currencies, Oracle’s reported Q2 GAAP earnings per share would have been up 11% to $0.29, with total GAAP revenues up 12%, quarterly GAAP net income up 10%, GAAP software revenues up 14%, GAAP new software license revenues up 5%, GAAP software license updates and product support revenues up 20%, GAAP services revenues up 5%, and GAAP operating income up 20%.
     Second quarter non-GAAP earnings per share were up 9% to $0.34, and non-GAAP net income was up 8% to $1.7 billion, compared to the same quarter last year. Non-GAAP total revenues were up 6% to $5.7 billion. Non-GAAP software revenues were up 8% to $4.6 billion and non-GAAP software license updates and product support revenues were up 15% to $2.9 billion.
      Without the $0.03 per share impact of the US dollar strengthening compared to foreign currencies, Oracle’s reported Q2 non-GAAP earnings per share would have been up 18% to $0.37, with non-GAAP net income up 17%, non-GAAP total revenues up 13%, non-GAAP total software revenues up 15%, and non-GAAP software license updates and product support revenues up 21%.
     “Our non-GAAP operating income grew 25% in constant currency to $2.6 billion in Q2, resulting in operating margins of 46%,” said Oracle Executive Vice President and CFO, Jeff Epstein. “In addition, Oracle generated $7.6 billion in free cash flow in the past twelve months, up 15% over the same period last year.”

     “We signed our largest on-demand sales force automation contract this quarter,” said Oracle CEO, Larry Ellison. “This was just one of several recent wins over salesforce.com. We also sold our first database machine, launching an all new and important business for Oracle.”
Q2 Earnings Conference Call and Webcast
Oracle will hold a conference call and web broadcast today to discuss these results at 2:00 p.m. (PST) / 5:00 p.m. (EST). To access the live web broadcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. Please hold down your control key while pressing refresh to ensure that the web link is visible.
Supplemental Financial Tables
Supplemental financial materials regarding these results are available on our Investor Relations website at: http://www.oracle.com/investor. To receive these supplemental financial tables and other Investor Relations alerts directly, please subscribe to Oracle’s RSS feeds via the RSS link on our website.
About Oracle
Oracle Corporation is the world’s largest enterprise software company. For more information about Oracle, please visit our Web site at oracle.com or call Investor Relations at (650) 506-4073.
# # #

Trademarks
Oracle is a registered trademark of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.
“Safe Harbor” Statement:  Statements in this press release relating to Oracle’s future plans and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially.  We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions (including the global economic crisis) could adversely affect our revenue growth and profitability through reductions in IT budgets and expenditures.  (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases, or a decline in our renewal rates for software license updates and product support.  (3) We cannot assure market acceptance of new products or services or new versions of existing or acquired products or services.  (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues, or may disrupt our existing operations.  (5) Periodic changes to our pricing model and sales organization could temporarily disrupt operations and cause a decline or delay in sales.  (6) Intense competitive forces demand rapid technological advances and frequent new product introductions, and could require us to reduce prices or cause us to lose customers.   A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor.  All information set forth in this release is current as of December 18, 2008. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION
Q2 FISCAL 2009 FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
($ in millions, except per share data)

						% Increase
	Three Months Ended November 30,				% Increase	(Decrease)
		% of		% of	(Decrease)	in Constant
	2008	Revenues	2007	Revenues	in US $	Currency (1)

REVENUES
New software licenses	$1,626	29%	$1,668	31%	(3%)	5%
Software license updates and product support	2,850	51%	2,491	47%	14%	20%

Software Revenues	4,476	80%	4,159	78%	8%	14%

Services	1,131	20%	1,154	22%	(2%)	5%

Total Revenues	5,607	100%	5,313	100%	6%	12%

OPERATING EXPENSES
Sales and marketing	1,146	20%	1,095	21%	5%	11%
Software license updates and product support	257	5%	246	5%	4%	11%
Cost of services	939	17%	992	19%	(5%)	2%
Research and development	651	12%	674	12%	(3%)	0%
General and administrative	174	3%	206	4%	(16%)	(11%)
Amortization of intangible assets	427	8%	290	5%	47%	47%
Acquisition related and other	21	0%	22	0%	0%	1%
Restructuring	17	0%	6	0%	196%	260%

Total Operating Expenses	3,632	65%	3,531	66%	3%	8%

OPERATING INCOME	1,975	35%	1,782	34%	11%	20%
Interest expense	(157)	(3%)	(89)	(2%)	76%	76%
Non-operating income, net	8	0%	122	2%	(94%)	(78%)

INCOME BEFORE PROVISION FOR INCOME TAXES	1,826	32%	1,815	34%	1%	11%

Provision for income taxes	530	9%	512	9%	3%	14%

NET INCOME	$1,296	23%	$1,303	25%	(1%)	10%

EARNINGS PER SHARE:
Basic	$0.25		$0.25
Diluted	$0.25		$0.25
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,127		5,125
Diluted	5,187		5,232

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2008, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar strengthened relative to most major international currencies in the three months ended November 30, 2008 compared with the corresponding prior year period, reducing 6 percentage points of revenue, 5 percentage points of operating expense and 9 percentage points of operating income growth.

ORACLE CORPORATION
Q2 FISCAL 2009 FINANCIAL RESULTS
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)
($ in millions, except per share data)

	Three Months Ended November 30,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2008		2008	2007		2007
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP

TOTAL REVENUES (3)	$5,607	$80	$5,687	$5,313	$51	$5,364	6%		6%		12%		13%

TOTAL SOFTWARE REVENUES (3)	$4,476	$80	$4,556	$4,159	$51	$4,210	8%		8%		14%		15%
New software licenses	1,626	—	1,626	1,668	—	1,668	(3%)		(3%)		5%		5%
Software license updates and product support (3)	2,850	80	2,930	2,491	51	2,542	14%		15%		20%		21%

TOTAL OPERATING EXPENSES	$3,632	$(554)	$3,078	$3,531	$(381)	$3,150	3%		(2%)		8%		4%
Stock-based compensation (4)	89	(89)	—	63	(63)	—	42%		*		42%		*
Amortization of intangible assets (5)	427	(427)	—	290	(290)	—	47%		*		47%		*
Acquisition related and other	21	(21)	—	22	(22)	—	0%		*		1%		*
Restructuring	17	(17)	—	6	(6)	—	196%		*		260%		*

OPERATING INCOME	$1,975	$634	$2,609	$1,782	$432	$2,214	11%		18%		20%		25%

OPERATING MARGIN %	35%		46%	34%		41%	166	bp	460	bp	234	bp	465	bp

INCOME TAX EFFECTS (6)	$530	$184	$714	$512	$122	$634	3%		13%		14%		21%

NET INCOME	$1,296	$450	$1,746	$1,303	$310	$1,613	(1%)		8%		10%		17%

DILUTED EARNINGS PER SHARE	$0.25		$0.34	$0.25		$0.31	0%		9%		11%		18%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,187	—	5,187	5,232	1	5,233	(1%)		(1%)		(1%)		(1%)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2008, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of November 30, 2008, approximately $71 million and $20 million in estimated revenues related to assumed support contracts will not be recognized during the remainder of fiscal 2009 and 2010, respectively, due to business combination accounting rules.

(4)	Stock-based compensation is included in the following GAAP operating expense categories:

	Three Months Ended			Three Months Ended
	November 30, 2008			November 30, 2007
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$16	$(16)	$—	$13	$(13)	$—
Software license updates and product support	3	(3)	—	3	(3)	—
Cost of services	3	(3)	—	3	(3)	—
Research and development	45	(45)	—	25	(25)	—
General and administrative	22	(22)	—	19	(19)	—

Subtotal	89	(89)	—	63	(63)	—

Acquisition related and other	6	(6)	—	4	(4)	—

Total stock-based compensation	$95	$(95)	$—	$67	$(67)	$—

(5)	Estimated future annual amortization expense related to intangible assets as of November 30, 2008 is as follows:

Remainder of Fiscal 2009	$886
Fiscal 2010	1,645
Fiscal 2011	1,356
Fiscal 2012	1,209
Fiscal 2013	1,077
Fiscal 2014	876
Thereafter	1,052

Total	$8,101

(6)	Income tax effects were calculated reflecting an effective GAAP and non-GAAP tax rate of 29.0% in the second quarter of fiscal 2009 and 28.2% in the second quarter of fiscal 2008.

*	Not meaningful

ORACLE CORPORATION
Q2 FISCAL 2009 YEAR TO DATE FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
($ in millions, except per share data)

						% Increase
	Six Months Ended November 30,				% Increase	(Decrease)
		% of		% of	(Decrease)	in Constant
	2008	Revenues	2007	Revenues	in US $	Currency (1)

REVENUES
New software licenses	$2,863	26%	$2,756	28%	4%	7%
Software license updates and product support	5,785	53%	4,873	50%	19%	19%

Software Revenues	8,648	79%	7,629	78%	13%	15%

Services	2,290	21%	2,213	22%	3%	6%

Total Revenues	10,938	100%	9,842	100%	11%	13%

OPERATING EXPENSES
Sales and marketing	2,258	21%	2,070	21%	9%	10%
Software license updates and product support	539	5%	474	5%	14%	15%
Cost of services	1,965	18%	1,922	20%	2%	4%
Research and development	1,360	12%	1,326	13%	3%	4%
General and administrative	379	3%	402	4%	(6%)	(4%)
Amortization of intangible assets	839	8%	575	6%	46%	46%
Acquisition related and other	71	1%	68	0%	4%	6%
Restructuring	31	0%	6	0%	429%	495%

Total Operating Expenses	7,442	68%	6,843	69%	9%	10%

OPERATING INCOME	3,496	32%	2,999	31%	17%	19%
Interest expense	(317)	(3%)	(183)	(2%)	74%	74%
Non-operating income, net	90	1%	199	2%	(55%)	(45%)

INCOME BEFORE PROVISION FOR INCOME TAXES	3,269	30%	3,015	31%	8%	12%

Provision for income taxes	896	8%	871	9%	3%	6%

NET INCOME	$2,373	22%	$2,144	22%	11%	14%

EARNINGS PER SHARE:
Basic	$0.46		$0.42
Diluted	$0.46		$0.41
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,140		5,117
Diluted	5,211		5,224

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2008, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar strengthened relative to most major international currencies in the six months ended November 30, 2008 compared with the corresponding prior year period, reducing 2 percentage points of revenue, 1 percentage point of operating expense and 2 percentage points of operating income growth.

ORACLE CORPORATION
Q2 FISCAL 2009 YEAR TO DATE FINANCIAL RESULTS
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)
($ in millions, except per share data)

							% Increase				% Increase in
	Six Months Ended November 30,						in US $				Constant Currency (2)
	2008		2008	2007		2007
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP

TOTAL REVENUES (3)	$10,938	$171	$11,109	$9,842	$115	$9,957	11%		12%		13%		13%

TOTAL SOFTWARE REVENUES (3)	$8,648	$171	$8,819	$7,629	$115	$7,744	13%		14%		15%		16%
New software licenses	2,863	—	2,863	2,756	—	2,756	4%		4%		7%		7%
Software license updates and product support (3)	5,785	171	5,956	4,873	115	4,988	19%		19%		19%		20%

TOTAL OPERATING EXPENSES	$7,442	$(1,116)	$6,326	$6,843	$(780)	$6,063	9%		4%		10%		6%
Stock-based compensation (4)	175	(175)	—	131	(131)	—	33%		*		33%		*
Amortization of intangible assets (5)	839	(839)	—	575	(575)	—	46%		*		46%		*
Acquisition related and other	71	(71)	—	68	(68)	—	4%		*		6%		*
Restructuring	31	(31)	—	6	(6)	—	429%		*		495%		*

OPERATING INCOME	$3,496	$1,287	$4,783	$2,999	$895	$3,894	17%		23%		19%		25%

OPERATING MARGIN %	32%		43%	31%		39%	149	bp	394	bp	167	bp	392	bp

INCOME TAX EFFECTS (6)	$896	$353	$1,249	$871	$259	$1,130	3%		10%		6%		13%

NET INCOME	$2,373	$934	$3,307	$2,144	$636	$2,780	11%		19%		14%		21%

DILUTED EARNINGS PER SHARE	$0.46		$0.63	$0.41		$0.53	11%		19%		14%		22%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,211	—	5,211	5,224	3	5,227	0%		0%		0%		0%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2008, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of November 30, 2008, approximately $71 million and $20 million in estimated revenues related to assumed support contracts will not be recognized during the remainder of fiscal 2009 and 2010, respectively, due to business combination accounting rules.

(4)	Stock-based compensation is included in the following GAAP operating expense categories:

	Six Months Ended			Six Months Ended
	November 30, 2008			November 30, 2007
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$35	$(35)	$—	$26	$(26)	$—
Software license updates and product support	6	(6)	—	7	(7)	—
Cost of services	6	(6)	—	8	(8)	—
Research and development	82	(82)	—	52	(52)	—
General and administrative	46	(46)	—	38	(38)	—

Subtotal	175	(175)	—	131	(131)	—

Acquisition related and other	11	(11)	—	37	(37)	—

Total stock-based compensation	$186	$(186)	$—	$168	$(168)	$—

(5)	Estimated future annual amortization expense related to intangible assets as of November 30, 2008 is as follows:

Remainder of Fiscal 2009	$886
Fiscal 2010	1,645
Fiscal 2011	1,356
Fiscal 2012	1,209
Fiscal 2013	1,077
Fiscal 2014	876
Thereafter	1,052

Total	$8,101

(6)	Income tax effects were calculated reflecting an effective GAAP and non-GAAP tax rate of 27.4% in the first half of fiscal 2009 and 28.9% in the first half of fiscal 2008.

*	Not meaningful

ORACLE CORPORATION
Q2 FISCAL 2009 FINANCIAL RESULTS
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in millions)

	November 30,	May 31,
	2008	2008

ASSETS

Current Assets:
Cash and cash equivalents	$7,353	$8,262
Marketable securities	3,293	2,781
Trade receivables, net	3,253	5,127
Deferred tax assets	634	853
Prepaid expenses and other current assets	605	1,080

Total Current Assets	15,138	18,103

Non-Current Assets:
Property, net	1,907	1,688
Intangible assets, net	8,101	8,395
Goodwill	18,587	17,991
Other assets	1,069	1,091

Total Non-Current Assets	29,664	29,165

TOTAL ASSETS	$44,802	$47,268

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Notes payable, current and other current borrowings	$1,002	$1,001
Accounts payable	346	383
Accrued compensation and related benefits	1,062	1,770
Deferred revenues	3,881	4,492
Other current liabilities	1,672	2,383

Total Current Liabilities	7,963	10,029

Non-Current Liabilities:
Notes payable and other non-current borrowings	10,236	10,235
Income taxes payable	1,680	1,566
Deferred tax liabilities	1,062	1,218
Other non-current liabilities	1,040	1,195

Total Non-Current Liabilities	14,018	14,214

Stockholders’ Equity	22,821	23,025

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$44,802	$47,268

ORACLE CORPORATION
Q2 FISCAL 2009 YEAR TO DATE FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Six Months Ended November 30,
	2008	2007

Cash Flows From Operating Activities:
Net income	$2,373	$2,144
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	134	137
Amortization of intangible assets	839	575
Deferred income taxes	(151)	(72)
Minority interests in income	35	29
Stock-based compensation	186	168
Tax benefit on the exercise of stock options	121	262
Excess tax benefits on the exercise of stock options	(79)	(187)
In-process research and development	6	7
Other gains, net	(2)	(2)
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,642	937
Decrease in prepaid expenses and other assets	388	27
Decrease in accounts payable and other liabilities	(1,022)	(551)
Decrease in income taxes payable	(273)	(241)
(Decrease) increase in deferred revenues	(207)	70

Net cash provided by operating activities	3,990	3,303

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(5,105)	(1,953)
Proceeds from maturities and sales of marketable securities and other investments	4,362	1,273
Acquisitions, net of cash acquired	(1,065)	(651)
Capital expenditures	(399)	(156)

Net cash used for investing activities	(2,207)	(1,487)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(2,344)	(1,023)
Proceeds from issuances of common stock	371	682
Repayments of borrowings	(4)	(1,362)
Excess tax benefits on the exercise of stock options	79	187
Distributions to minority interests	(30)	(28)

Net cash used for financing activities	(1,928)	(1,544)

Effect of exchange rate changes on cash and cash equivalents	(764)	243

Net (decrease) increase in cash and cash equivalents	(909)	515

Cash and cash equivalents at beginning of period	8,262	6,218

Cash and cash equivalents at end of period	$7,353	$6,733

ORACLE CORPORATION
Q2 FISCAL 2009 FINANCIAL RESULTS
FREE CASH FLOW — TRAILING 4-QUARTERS (1)
($ in millions)

	Fiscal 2008				Fiscal 2009
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

GAAP Operating Cash Flow	$6,598	$6,957	$7,322	$7,402	$7,941	$8,089

Capital Expenditures (2)	(357)	(369)	(331)	(243)	(479)	(486)

Free Cash Flow	$6,241	$6,588	$6,991	$7,159	$7,462	$7,603

% Growth over prior year	40%	50%	48%	38%	20%	15%

GAAP Net Income	$4,444	$4,781	$5,088	$5,521	$5,758	$5,750

Free Cash Flow as a % of Net Income	140%	138%	137%	130%	130%	132%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION
Q2 FISCAL 2009 FINANCIAL RESULTS
SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)
($ in millions)

	Fiscal 2008					Fiscal 2009
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

REVENUES
New software licenses	$1,087	$1,668	$1,616	$3,144	$7,515	$1,237	$1,626			$2,863
Software license updates and product support	2,383	2,491	2,624	2,830	10,328	2,935	2,850			5,785

Software Revenues	3,470	4,159	4,240	5,974	17,843	4,172	4,476			8,648

Consulting	801	877	843	957	3,477	865	842			1,708
On Demand	158	167	174	194	694	195	189			384
Education	100	110	92	114	416	99	100			198

Services Revenues	1,059	1,154	1,109	1,265	4,587	1,159	1,131			2,290

Total Revenues	$4,529	$5,313	$5,349	$7,239	$22,430	$5,331	$5,607			$10,938

AS REPORTED REVENUE GROWTH RATES
New software licenses	35%	38%	16%	27%	28%	14%	(3%)			4%
Software license updates and product support	23%	24%	25%	25%	24%	23%	14%			19%
Software Revenues	26%	29%	21%	26%	26%	20%	8%			13%

Consulting	25%	23%	21%	17%	21%	8%	(4%)			2%
On Demand	27%	20%	23%	29%	25%	23%	13%			18%
Education	24%	17%	16%	9%	16%	(2%)	(9%)			(6%)
Services Revenues	25%	22%	21%	18%	21%	9%	(2%)			3%

Total Revenues	26%	28%	21%	24%	25%	18%	6%			11%

CONSTANT CURRENCY GROWTH RATES
New software licenses	32%	31%	9%	20%	21%	10%	5%			7%
Software license updates and product support	19%	18%	18%	18%	18%	18%	20%			19%
Software Revenues	23%	23%	15%	19%	19%	16%	14%			15%

Consulting	20%	15%	14%	11%	15%	5%	4%			5%
On Demand	23%	15%	17%	23%	19%	19%	19%			19%
Education	20%	10%	9%	2%	10%	(6%)	(3%)			(4%)
Services Revenues	21%	15%	14%	12%	15%	6%	5%			6%

Total Revenues	22%	21%	15%	18%	19%	14%	12%			13%

GEOGRAPHIC REVENUES

REVENUES
Americas	$2,375	$2,674	$2,707	$3,574	$11,330	$2,687	$2,904			$5,591
Europe, Middle East & Africa	1,530	1,865	1,871	2,679	7,945	1,830	1,881			3,711
Asia Pacific	624	774	771	986	3,155	814	822			1,636

Total Revenues	$4,529	$5,313	$5,349	$7,239	$22,430	$5,331	$5,607			$10,938

HEADCOUNT (2)

GEOGRAPHIC AREA
Americas	30,455	30,654	30,624	32,608		32,993	33,526
Europe, Middle East & Africa	15,985	16,140	16,383	17,110		17,096	17,184
Asia Pacific	31,212	32,855	33,212	34,515		35,099	35,947

Total Company	77,652	79,649	80,219	84,233		85,188	86,657

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	Headcount has increased primarily due to our acquisitions.

ORACLE CORPORATION
Q2 FISCAL 2009 FINANCIAL RESULTS
SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)
($ in millions)

	Fiscal 2008					Fiscal 2009
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

APPLICATIONS REVENUES

New software licenses	$376	$553	$451	$989	$2,369	$331	$469			$799
Software license updates and product support	886	929	974	1,044	3,833	1,043	1,015			2,059

Software Revenues	$1,262	$1,482	$1,425	$2,033	$6,202	$1,374	$1,484			$2,858

AS REPORTED GROWTH RATES
New software licenses	65%	63%	7%	36%	38%	(12%)	(15%)			(14%)
Software license updates and product support	26%	28%	27%	25%	26%	18%	9%			13%
Software Revenues	36%	39%	20%	30%	31%	9%	0%			4%

CONSTANT CURRENCY GROWTH RATES
New software licenses	61%	56%	2%	31%	33%	(14%)	(9%)			(11%)
Software license updates and product support	22%	21%	20%	19%	20%	13%	15%			14%
Software Revenues	32%	32%	14%	24%	25%	5%	6%			6%

DATABASE & MIDDLEWARE REVENUES

New software licenses	$711	$1,115	$1,165	$2,155	$5,146	$906	$1,157			$2,064
Software license updates and product support	1,497	1,562	1,650	1,786	6,495	1,892	1,835			3,726

Software Revenues	$2,208	$2,677	$2,815	$3,941	$11,641	$2,798	$2,992			$5,790

AS REPORTED GROWTH RATES
New software licenses	23%	29%	20%	23%	24%	27%	4%			13%
Software license updates and product support	21%	22%	23%	24%	23%	26%	17%			22%
Software Revenues	22%	25%	22%	23%	23%	27%	12%			19%

CONSTANT CURRENCY GROWTH RATES
New software licenses	20%	22%	13%	15%	17%	23%	12%			16%
Software license updates and product support	17%	16%	17%	17%	17%	22%	24%			23%
Software Revenues	18%	18%	15%	16%	17%	22%	19%			20%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

ORACLE CORPORATION
Q2 FISCAL 2009 FINANCIAL RESULTS
SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUE ANALYSIS (1)
($ in millions)

	Fiscal 2008					Fiscal 2009
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

AMERICAS

Database & Middleware	$300	$446	$484	$928	$2,157	$354	$471			$825
Applications	199	306	252	552	1,310	182	280			461

New Software License Revenues	$499	$752	$736	$1,480	$3,467	$536	$751			$1,286

AS REPORTED GROWTH RATES
Database & Middleware	27%	33%	24%	15%	22%	18%	5%			11%
Applications	58%	57%	1%	33%	33%	(9%)	(9%)			(9%)
New Software License Revenues	38%	42%	15%	21%	26%	7%	0%			3%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	26%	31%	21%	13%	20%	17%	10%			13%
Applications	57%	54%	(1%)	32%	31%	(10%)	(6%)			(7%)
New Software License Revenues	37%	39%	13%	19%	24%	6%	3%			4%

EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$255	$424	$448	$884	$2,011	$326	$431			$758
Applications	123	174	141	317	755	94	126			220

New Software License Revenues	$378	$598	$589	$1,201	$2,766	$420	$557			$978

AS REPORTED GROWTH RATES
Database & Middleware	34%	23%	23%	41%	32%	28%	2%			12%
Applications	77%	72%	14%	41%	46%	(23%)	(28%)			(26%)
New Software License Revenues	45%	34%	21%	41%	35%	11%	(7%)			0%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	26%	11%	11%	26%	19%	20%	16%			18%
Applications	69%	58%	6%	31%	35%	(26%)	(16%)			(20%)
New Software License Revenues	37%	21%	10%	27%	23%	5%	7%			6%

ASIA PACIFIC

Database & Middleware	$156	$245	$233	$343	$978	$226	$255			$481
Applications	54	73	58	120	304	55	63			118

New Software License Revenues	$210	$318	$291	$463	$1,282	$281	$318			$599

AS REPORTED GROWTH RATES
Database & Middleware	4%	32%	9%	6%	12%	45%	4%			20%
Applications	67%	66%	18%	37%	43%	1%	(13%)			(7%)
New Software License Revenues	15%	38%	10%	12%	18%	34%	0%			13%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	1%	25%	(1%)	(3%)	4%	38%	8%			20%
Applications	60%	57%	5%	27%	33%	(1%)	(2%)			(2%)
New Software License Revenues	11%	31%	0%	3%	10%	28%	5%			15%

TOTAL COMPANY

Database & Middleware	$711	$1,115	$1,165	$2,155	$5,146	$906	$1,157			$2,064
Applications	376	553	451	989	2,369	331	469			799

New Software License Revenues	$1,087	$1,668	$1,616	$3,144	$7,515	$1,237	$1,626			$2,863

AS REPORTED GROWTH RATES
Database & Middleware	23%	29%	20%	23%	24%	27%	4%			13%
Applications	65%	63%	7%	36%	38%	(12%)	(15%)			(14%)
New Software License Revenues	35%	38%	16%	27%	28%	14%	(3%)			4%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	20%	22%	13%	15%	17%	23%	12%			16%
Applications	61%	56%	2%	31%	33%	(14%)	(9%)			(11%)
New Software License Revenues	32%	31%	9%	20%	21%	10%	5%			7%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

APPENDIX A
ORACLE CORPORATION
Q2 FISCAL 2009 FINANCIAL RESULTS
EXPLANATION OF NON-GAAP MEASURES
To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
•	Support deferred revenue: Business combination accounting rules require us to account for the fair value of support contracts assumed in connection with our acquisitions. Because these are typically one-year contracts, our GAAP revenues for the one year period subsequent to our acquisition of a business do not reflect the full amount of software license updates and product support revenues on assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment is intended to reflect the full amount of such revenues. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we have historically experienced high renewal rates on support contracts, although we cannot be certain that customers will renew these contracts.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses, and restructuring expenses: We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of in-process research and development expenses, personnel related costs for transitional employees, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments after the purchase price allocation period has ended, and certain other operating expenses, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of Oracle employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses are not recurring with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.